UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

On June 28, 2016, the Board of Managers of each of Cleco Corporate Holdings LLC (the “Company”) and Cleco Power LLC (“Cleco Power”) appointed F. Tonita Laprarie, 51, as Controller and Chief Accounting Officer of the Company and Cleco Power.

Ms. Laprarie served as General Manager - Internal Audit & Risk Management of the Company since April 2016. She served the Company as General Manager - Internal Audit & NERC Compliance from March 2014 to April 2016 and as Manager - Accounting Services from December 2007 to March 2014. Ms. Laprarie has 16 years of service with the Company.

Terry L. Taylor, who served as Chief Financial Officer, Controller, and Chief Accounting Officer prior to Ms. Laprarie's appointment, will continue to serve as Chief Financial Officer of the Company and Cleco Power.

Cash Retention Bonus Plan

On May 10, 2016, the Board of Managers of each of the Company and Cleco Power approved a cash retention bonus plan for the calendar years 2016 and 2017 (“Bonus Plan”). The Bonus Plan is to compensate participants of the Long-Term Incentive Compensation Plan (“LTIP”) for the gap in compensation created by the LTIP payment terms under the Agreement and Plan of Merger, dated October 17, 2014, with Cleco Partners L.P., Cleco MergerSub, Inc. and Cleco Corporation. A copy of the Bonus Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1	Form of Cleco Corporate Holdings LLC Retention Bonus Plan for calendar years 2016 and 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: July 5, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: July 5, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Cleco Corporate Holdings LLC Retention Bonus Plan for calendar years 2016 and 2017.